Exhibit 99.1
Shoals Technologies Group, Inc. Announces Management Transition and First Quarter Earnings Release Date

– Appoints Interim Chief Financial Officer –
– First Quarter Earnings Call to be Held May 16, 2022 –

PORTLAND, TN. – April 8, 2022 (GLOBE NEWSWIRE) – Shoals Technologies Group, Inc. (“Shoals” or the “Company”) (Nasdaq: SHLS), a leading provider of electrical balance of system (“EBOS”) solutions for solar, battery storage and electric vehicle charging infrastructure, today announced that it has appointed Kevin Hubbard the interim Chief Financial Officer. Mr. Hubbard has served as a partner at Ham, Langston & Brezina, LLP since 2017 and has previously worked with Shoals on financial reporting. The transition will become effective May 4, 2022, when current Chief Financial Officer Philip Garton will depart. Mr. Garton informed Shoals of his intention to resign for another opportunity at a private company. The Shoals’ board of directors has already launched search for a successor and the Company anticipates a seamless transition during this time.

“We thank Phil for his leadership and valuable contributions and we welcome Kevin to the leadership team. We believe our deep financial team and Kevin’s expertise position us well to ensure a smooth transition during the search process,” said Jason Whitaker, Chief Executive Officer of Shoals.

From April 2019 to May 2020, Mr. Hubbard served as interim Chief Financial Officer at SAExploration Holdings, Inc. (NASDAQ: SAEX). From 1997 to 2017, prior to joining Ham, Langston & Brezina, LLP, Mr. Hubbard served in various capacities at BDO USA, LLP, including most recently as the Regional Managing Partner of Assurance for the Southwest Region at BDO USA, LLP. Mr. Hubbard earned a B.S. in Accounting from the University of Houston – Clear Lake.

First Quarter 2022 Webcast and Conference Call Information
The Company will host a webcast and conference call on May 16, 2022, at 5:00 p.m. Eastern Time, to discuss first quarter financial results that will be released after the market close.

Interested investors and other parties can listen to a webcast of the live conference call by logging onto the Investor Relations section of the Company's website at https://investors.shoals.com.

The conference call can be accessed live over the phone by dialing 1-855-327-6837 (domestic) or +1-631-891-4304 (international). A telephonic replay will be available approximately two hours after the call by dialing 1-844-512-2921 or for international callers, +1-412-317-6671. The conference ID for the live call and pin number for the replay is 10018862. The replay will be available until 11:59 p.m. Eastern Time on May 30, 2022.

About Shoals Technologies Group, Inc.
Shoals Technologies Group, Inc. is a leading provider of electrical balance of system (“EBOS”) solutions for solar, battery storage and electric vehicle charging infrastructure. The Company’s mission is to provide innovative products that reduce the cost of installation while improving system performance, reliability and safety. At least one Shoals’ product was used on more than half of the solar energy projects installed in the U.S. in 2020. To learn more about Shoals Technologies, please visit the company's website at https://www.shoals.com.

Contacts
Investors:
Email: investors@shoals.com
Phone: 615-323-9836

Media:
Email: media@shoals.com

Forward-Looking Statements
This report contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, technology developments, financing and investment plans, dividend policy, competitive position, industry and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” "seek," “should,” “will,” “would” or similar expressions and the negatives of those terms.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent our management’s beliefs and assumptions only as of the date of this report. You should read this report with the understanding that our actual future results may be materially different from what we expect.

Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.
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